SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: September 4, 2007

CHINA SXAN BIOTECH , INC.

(Exact name of registrant as specified in its charter)

Nevada

95-4755369

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

100 Wall Street – 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

Advance Technologies, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation

Effective at close of business on September 4, 2007, Advance Technologies, Inc. filed with the Nevada Secretary of State a Certificate of Amendment to its Articles of Incorporation.  The amendment (1) changed the name of the corporation to “China SXAN Biotech, Inc.” and (2) effected a reverse stock split of the corporation’s common stock in the ratio of 1:51.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Articles of Incorporation filed on August 28, 2007, effective on September 4, 2007 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 4, 2007

CHINA SXAN BIOTECH, INC.

By: /s/ Feng Zhen Xing_______________

     Feng Zhen Xing, Chief Executive Officer

Exhibit 3-a

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:  Advance Technologies, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I- NAME

The name of the Corporation is:  China SXAN Biotech, Inc.

ARTICLE III - SHARES OF STOCK

 (A) AUTHORIZED SHARES; AUTHORITY TO ISSUE SHARES.   The total authorized capital stock of the Corporation is Two Hundred Million (200,000,000) shares, $0.001 par value per share.  One Hundred Million (100,000,000) shares of such stock shall be designated as Common Stock, Ninety Nine Million, Nine Hundred Thousand (99,900,000) shares of such stock shall be designated as Preferred Stock, and One Hundred Thousand (100,000) shares of such stock shall be designated as Series B Preferred Stock.  The Preferred Stock shall have no voting rights.  The Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors.

(B) PREFERRED STOCK.  The Preferred Stock maybe issued from time to time without action by the Stockholders, in one or more series, at such price and in such numbers of each series, and with such designations, preferences and rights, qualifications, or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors.

 (C)  SERIES B PREFERRED STOCK.  The Series B Preferred Shares shall have the following preferences, rights, qualifications, limitations and restrictions:

Section 1.  Designation and Amount. The shares of such series shall be designated as “Series B Convertible Preferred Stock” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Convertible Preferred Stock.

Section 2.  Dividends and Distributions.

(a) Ordinary Cash Dividends.  In the event the Corporation declares a dividend payable in cash to holders of any class of stock, the holder of each share of Series B Convertible Preferred Stock shall be entitled to receive a dividend equal in amount and kind to that payable to the holder of the number of shares of the Corporation's common stock (“Common Stock”) into which that holder's Series B Convertible Preferred Stock could be converted on the record date for the dividend (assuming, for this purpose, that the holder would be entitled to convert on the record date without regard to whether the Subsidiary Stock Dividend (defined herein) had yet been paid).

(b)  Ordinary Stock Dividends.  In the event the Corporation declares an ordinary dividend payable in stock to holders of any class of stock, the holder of each share of Series B Convertible Preferred Stock shall be entitled to receive a dividend equal in amount and kind to that payable to the holder of the number of shares of Common Stock into which that holder's Series B Convertible Preferred Stock could be converted on the record date for the dividend (assuming, for this purpose, that the holder would be entitled to convert on the record date without regard to whether the Subsidiary Stock Dividend (defined herein) had yet been paid); provided, however, notwithstanding the foregoing, in the event the Corporation declares a dividend payable in the common stock of Infrared Systems International, such dividend (the “Subsidiary Stock Dividend”) shall be payable only to the holders of Common Stock of the Corporation, and no holder of any other class of stock of the Corporation, including the holders of the Series B Convertible Preferred Stock, shall be entitled to participate in the Subsidiary Stock Dividend.

(c) Liquidation.  Upon the liquidation, dissolution and winding up of the Corporation, the holders of the Series B Convertible Preferred Stock shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders, before any amount shall be paid to the holders of Common Stock, the sum of One Cent ($.01) per share, after which the holders of Series B Convertible Preferred Stock shall share in the distribution with the holders of the Common Stock on a pari passu basis, except that in determining the appropriate distribution of available cash among the shareholders, each share of Series B Convertible Preferred Stock shall be deemed to have been converted into the number of shares of  Common Stock into which that holder’s Series B Convertible Preferred Stock could be converted on the record date for the distribution (assuming, for this purpose, that the holder would be entitled to convert on the record date without regard to whether the Subsidiary Stock Dividend had yet been paid).

Section 3.  No Voting Rights. The Series B Convertible Preferred Stock shall be non-voting.

Section 4.  Reacquired Shares. Any shares of Series B Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 5.  Redemption. At any time after the later of (a) December 31, 2007 or (b) the record date for the Subsidiary Stock Dividend, the Corporation shall be entitled to redeem the shares of Series B Convertible Preferred Stock by giving written notice to the registered holders thereof not less than 15 days nor more than 60 days prior to the redemption date.  Each such notice shall state (1) the redemption date, (2) the number of shares to be redeemed from each holder, and (3) the place where certificates for the Series B Convertible Preferred Stock are to be surrendered.  Upon surrender in accordance with said notice of certificates for the shares to be redeemed, such shares shall be redeemed at a price of $.001 per share.  Notice having been given, upon the redemption date (unless the Corporation shall default in paying the redemption price), said shares shall no longer be deemed to be outstanding.

Section 6. Voting on Amendment. The Articles of Incorporation of the Corporation shall not be further amended, nor shall any resolution of the directors be adopted after the adoption of this Certificate of Designation that in any manner would materially alter or change the powers, preferences or special rights of the Series B Convertible Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least seventy-five percent of the outstanding shares of Series B Convertible Preferred Stock, voting together as a single class.

Section 7. No Impairment. The Corporation will not, by amendment of its Articles of   Incorporation or adoption of a directors’ resolution or by any other means or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be  necessary or  appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock  against impairment.

Section 8. Conversion. The holders of the Series B Convertible Preferred Stock shall have the following rights with respect to the conversion of the Series B Convertible Preferred Stock into shares of Common Stock (the "Conversion Rights"):

(a) Conversion.  Subject to and in compliance with the provisions of this Section 8, any shares of Series B Convertible Preferred Stock may at any time after the declaration and payment of the Subsidiary Stock Dividend, at the option of the holder, be converted into fully paid and nonassessable shares of Common Stock (a “Conversion”).  The number of shares of Common Stock to which a holder of Series B Convertible Preferred Stock shall be entitled upon a Conversion shall be the product obtained by multiplying the number of shares of Series B Convertible Preferred Stock being converted by nine thousand (9000) (“Adjustment Number”).

 (b)  Dividend Payable in Shares of Stock.  In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, then the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

 (c) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, reorganization, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Conversion Rights of Series B Convertible Preferred Stock shall at the same time be modified such that, upon Conversion of a share of Series B Convertible Preferred Stock, the holder shall receive the product of the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

(d)  Adjustment for Reclassification, Exchange and Substitution.  At any time or times the Common Stock issuable upon the conversion of the Series B Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of the Corporation’s stock, whether by recapitalization, combination, consolidation, reclassification or otherwise, in any such event the Adjustment Number shall be changed proportionately to the change in the number of shares of Common Stock resulting from the recapitalization, reclassification or other change.

(e) Mechanics of the Conversion.  Upon a Conversion, the holder of Series B Convertible Preferred Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation, together with a Notice of Conversion specifying the number of shares to be converted, the name and address to which the certificates for shares of Common Stock shall be delivered, and any other information required by the Corporation.  Thereupon, the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled.  The Conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series B Convertible Preferred Stock to be converted.  The person entitled to receive the shares of Common Stock issuable upon a Conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(f) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Convertible Preferred Stock.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock,  the Corporation shall, at the request of any holder of Series B Convertible Preferred Stock,  take such  corporate action as may, in the  opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

Section 9. Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the  holders of any class of  securities for the purpose of determining  the holders thereof  who are  entitled to receive any dividend or other  distribution, or (ii) any sale of the Corporation, capital reorganization of the Corporation, any  reclassification or recapitalization of the capital  stock of  the  Corporation,  or any  voluntary  or  involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each  holder of Series B Convertible Preferred Stock at least twenty (20) days  prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the  purpose of such  dividend or  distribution and a description of such  dividend or distribution,  (B) the date on which any such sale of the Corporation, reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other  securities) for securities or other property deliverable  upon such sale of the Corporation, reorganization, reclassification, recapitalization, dissolution, liquidation or winding up.

Section 10.  Notices.  Any notice required by the provisions of this Certificate of Designation shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(D) REVERSE STOCK SPLIT.  On September 4, 2007 at 6:00 p.m. Eastern Standard Time (the “Effective Time”), a reverse stock split (“Reverse Stock Split”) will occur, as a result of which each fifty one (51) issued and outstanding shares of Common Stock of the Corporation (“Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of such Common Stock, be reclassified and converted into one (1) share of the Corporation’s Common Stock (“New Common Stock”).  The Reverse Stock Split will be effected as follows:

1.

Following the Effective Time, each holder of a certificate(s) representing outstanding shares of the Corporation’s Old Common Stock (“Old Certificate(s)”) will be entitled to receive, upon surrender of such Old Certificate(s) to the Corporation’s transfer agent (the “Agent”) for cancellation, a certificate(s) (“New Certificate”) representing the number of shares of New Common Stock owned by such stockholder following the Reverse Stock Split.

2.

From and after the Effective Time, Old Certificates shall confer no right upon the holders thereof other than the right to exchange them for the New Certificates pursuant to the provision hereof.

3.

The Corporation will not issue fractional shares.  The number of shares to be issued to each shareholder will be rounded up to the nearest whole number if, as a result of the Reverse Stock Split, the number of shares owned by any shareholder would not be a whole number.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 57,143,302

4. Effective date of filing (optional):  9/4/07

5. Officer Signature (Required):   /s/ Feng Zhen Xing_______________